SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2003

AVNET, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-4224	11-1890605

(Commission File Number)	(I.R.S. Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE

Item 5. Other Events.

     Reconciliation of Non-GAAP financial information contained in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2002, Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 2002 and Quarterly Report on Form 10-Q for the fiscal quarter ended December 27, 2002. In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles (GAAP), the Company also discloses pro forma or non-GAAP results of operations that exclude certain items. Management believes that providing this additional information is useful to investors to better assess and understand operating performance, especially when comparing results with previous periods or forecasting performance for future periods. Management believes the pro forma measures also help indicate underlying trends in the business. Management also uses pro forma measures to establish operational goals and, in some cases, for measuring performance for compensation purposes.

Avnet, Inc.
Index of Reconciliation Schedules

Page #	Description	Periods covered	Schedule(s)

Form 10-K for the Year Ended June 28, 2002
21-22	Per share impact of special charge activity (quarterly and fiscal year impacts)	Fiscal years 2000 through 2002	1 through 10
23-24	Gross profit margins, operating expense as a percentage of sales and operating profit margins before and after special charge activity	Fiscal years 2000 through 2002	1 through 3
24	Annualized operating expense reductions, including pro forma adjustment for VEBA Group operating expenses	2nd quarter of fiscal 2001 and 4th quarter of fiscal 2002	11
24-25	Operating margin by segment, before and after special charge activity	4th quarter of fiscal 2002 and 4th quarter of fiscal 2001	12
25-26	Income from continuing operations, net income and per share amounts before and after special charge activity	Fiscal years 2000 through 2002	1 through 3

Form 10-Q for Quarter Ended September 27, 2002
15	Reconciliation of gross profit margins, before and after special charge activity, for the five quarters ended September 27, 2002 (trough of industry down-cycle) and for the six quarters ended June 29, 2001 (most recent industry up-cycle)	Quarter ended March 31, 2000 through quarter ended September 27, 2002	13
15-16	Operating expenses, operating expenses as a percentage of sales, operating income (loss), net income (loss) and earnings (loss) per share for the quarter ended June 28, 2002, before and after special charge activity	Quarter ended June 28, 2002	6
15	Operating expenses for the second quarter of fiscal 2001, including pro forma adjustment for VEBA Group operating expenses and the elimination of goodwill amortization	Quarter ended December 29, 2000	11
17	Operating margin by segment, before and after special charge activity	Quarter ended June 28, 2002	12
17	$1.6 billion pro forma debt reduction since second quarter of fiscal 2001, assuming asset securitization as debt	Quarter ended December 29, 2000 and quarter ended September 27, 2002	14
Form 10-Q for Quarter Ended December 27, 2002
16-18	Operating expenses, operating expenses as a percentage of sales, operating income (loss), operating income (loss) as a percentage of sales, net income (loss) and earnings (loss) per share for the quarter ended December 27, 2002, before and after special charge activity	Quarter ended December 27, 2002	5
16	Quarterly operating expense reduction, including pro forma adjustment for VEBA Group operating expenses, the elimination of goodwill amortization and the impact of changes in foreign currency exchange rates.	Quarter ended December 29, 2000 and quarter ended December 27, 2002	15
16-18	Operating expenses, operating expenses as a percentage of sales, operating income (loss), operating income (loss) as a percentage of sales, net income (loss) and earnings (loss) per share for the first half ended December 27, 2002, before and after special charge activity.	First half ended December 27, 2002	4
18	$1.88 billion pro forma debt reduction since second quarter of fiscal 2001, assuming drawings under asset securitization as debt	Quarter ended December 29, 2000 and quarter ended December 27, 2002	14

SCHEDULE 1

AVNET, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PERCENTAGES AND PER SHARE DATA)

	FISCAL YEAR ENDED JUNE 28, 2002 (1)

	REPORTED	SPECIAL	ADJUSTED
	RESULTS	ITEMS	RESULTS

Sales	$8,920,248	$—	$8,920,248
Cost of sales	7,697,434	(21,600)	7,675,834

Gross profit	1,222,814	(21,600)	1,244,414
Gross profit percentage	13.71%		13.95%
Selling, general and administrative expenses	1,225,799	(58,023)	1,167,776
SG&A expenses as percentage of sales	13.74%		13.09%

Operating income (loss)	(2,985)	79,623	76,638
Operating income (loss) as percentage of sales	-0.03%		0.86%
Other income, net	6,755	—	6,755
Interest expense	(124,583)	—	(124,583)

Loss before income taxes	(120,813)	79,623	(41,190)
Income tax benefit	(36,377)	17,539	(18,838)

Loss before cumulative effect of change in accounting principle	(84,436)	62,084	(22,352)
Cumulative effect of change in accounting principle	(580,495)	—	(580,495)

Net loss	($664,931)	$62,084	($602,847)

Net loss per share before cumulative effect of change in accounting principle:
Basic	($0.71)	$0.52	($0.19)

Diluted	($0.71)	$0.52	($0.19)

Net loss per share:
Basic	($5.61)	$0.52	($5.09)

Diluted	($5.61)	$0.52	($5.09)

Shares used to compute loss per share:
Basic	118,561	118,561	118,561

Diluted	118,561	118,561	118,561

(1)	The results for the fiscal year shown above exclude the impact of incremental special charges related to the value of assets acquired in connection with the acquisition of Kent Electronics, which was accounted for as a “Pooling-of-Interests,” the impairment of investments in Internet-related businesses and severance costs. The special charges amounted to $79.6 million pre-tax ($21.6 million included in cost of sales and $58.0 million included in selling, general and administrative expenses), $62.1 million after tax and $0.52 per diluted share.

SCHEDULE 2

AVNET, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PERCENTAGES AND PER SHARE DATA)

	FISCAL YEAR ENDED JUNE 29, 2001 (1)

	REPORTED	SPECIAL	ADJUSTED
	RESULTS	ITEMS	RESULTS

Sales	$12,814,010	$—	$12,814,010
Cost of sales	10,948,484	(80,596)	10,867,888

Gross profit	1,865,526	(80,596)	1,946,122
Gross profit percentage	14.56%		15.19%
Selling, general and administrative expenses	1,611,874	(246,889)	1,364,985
SG&A expenses as percentage of sales	12.58%		10.65%

Operating income	253,652	327,485	581,137
Operating income as percentage of sales	1.98%		4.54%
Other income, net	25,495	—	25,495
Interest expense	(191,895)	—	(191,895)

Income before income taxes	87,252	327,485	414,737
Income tax provision	87,155	90,793	177,948

Income from continuing operations	97	236,692	236,789
Income from discontinued operations, net of tax	15,305	—	15,305

Net income	$15,402	$236,692	$252,094

Earnings per share from continuing operations:
Basic	$0.00	$2.02	$2.02

Diluted	$0.00	$1.99	$1.99

Net earnings per share:
Basic	$0.13	$2.02	$2.15

Diluted	$0.13	$1.99	$2.12

Shares used to compute earnings per share:
Basic	117,263	117,263	117,263

Diluted	118,815	118,815	118,815

(1)	The results for the fiscal year shown above exclude the impact of incremental special charges related to the acquisition and integration of Kent Electronics, which was accounted for as a “Pooling-of-Interests,” and other integration, restructuring and cost cutting initiatives taken in response to business conditions. The special charges amounted to $327.5 million pre-tax ($80.6 million included in cost of sales and $246.9 million included in selling, general and administrative expenses), $236.7 million after-tax and $1.99 per diluted share.

SCHEDULE 3

AVNET, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PERCENTAGES AND PER SHARE DATA)

	FISCAL YEAR ENDED JUNE 30, 2000 (1)

	REPORTED	SPECIAL	ADJUSTED
	RESULTS	ITEMS	RESULTS

Sales	$9,915,042	$—	$9,915,042
Cost of sales	8,470,257	(11,787)	8,458,470

Gross profit	1,444,785	(11,787)	1,456,572
Gross profit percentage	14.57%		14.69%
Selling, general and administrative expenses	1,076,793	(37,177)	1,039,616
SG&A expenses as percentage of sales	10.86%		10.49%

Operating income	367,992	48,964	416,956
Operating income as percentage of sales	3.71%		4.21%
Other income, net	10,452	—	10,452
Interest expense	(94,798)	—	(94,798)

Income before income taxes	283,646	48,964	332,610
Income tax provision	121,082	18,538	139,620

Income from continuing operations	162,564	30,426	192,990
Income from discontinued operations, net of tax	828	—	28

Net income	$163,392	$30,426	$193,818

Earnings per share from continuing operations:
Basic	$1.52	$0.29	$1.81

Diluted	$1.50	$0.28	$1.78

Net earnings per share:
Basic	$1.53	$0.29	$1.82

Diluted	$1.51	$0.28	$1.79

Shares used to compute earnings per share:
Basic	106,627	106,627	106,627

Diluted	108,257	108,257	108,257

(1)	The results for the fiscal year shown above exclude the impact of incremental special charges associated with: (a) the integration of Marshall Industries, SEI Eurotronics and Macro into EM; (b) the integration of JBA Computer Solutions into CM North America; (c) the reorganization of EM Asia; (d) the reorganization of EM’s European operations including costs related to the consolidation of EM’s European warehousing operations; and (e) costs incurred in connection with certain litigation brought by the Company. The special charges amounted to $49.0 million pre-tax ($11.8 million included in cost of sales and $37.2 million included in selling, general and administrative expenses), $30.4 million after-tax and $0.28 per diluted share.

SCHEDULE 4

AVNET, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PERCENTAGES AND PER SHARE DATA)

	FIRST HALF ENDED DECEMBER 27, 2002

	REPORTED	SPECIAL	ADJUSTED
	RESULTS	ITEMS (1)	RESULTS

Sales	$4,520,555	$—	$4,520,555
Cost of sales	3,907,370	—	3,907,370

Gross profit	613,185	—	613,185
Gross profit percentage	13.56%		13.56%
Selling, general and administrative expenses	668,424	(106,765)	561,659
SG&A expenses as percentage of sales	14.79%		12.42%

Operating income (loss)	(55,239)	106,765	51,526
Operating income (loss) as percentage of sales	-1.22%		1.14%
Other income, net	10,596	—	10,596
Interest expense	(51,337)	—	(51,337)

Income (loss) before income taxes	(95,980)	106,765	10,785
Income tax provision (benefit)	(36,835)	41,016	4,181

Net income (loss)	($59,145)	$65,749	$6,604

Net earnings (loss) per share:
Basic	($0.49)	$0.55	$0.06

Diluted	($0.49)	$0.55	$0.06

Shares used to compute earnings (loss) per share:
Basic	119,419	119,419	119,419

Diluted	119,419	119,419	119,419

(1)	The results for the first half ended December 27, 2002 shown above include the impact of incremental special charges recorded in connection with cost cutting initiatives including severance costs, charges for consolidation of facilities and write-offs of certain capitalized IT-related initiatives. The special charges amounted to $106.8 million pre-tax (all of which is included in selling, general and administrative expenses), $65.7 million after-tax and $0.55 per diluted share.

SCHEDULE 5

AVNET, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PERCENTAGES AND PER SHARE DATA)

	SECOND QUARTER ENDED DECEMBER 27, 2002

	REPORTED	SPECIAL	ADJUSTED
	RESULTS	ITEMS (1)	RESULTS

Sales	$2,346,665	$—	$2,346,665
Cost of sales	2,031,099	—	2,031,099

Gross profit	315,566	—	315,566
Gross profit percentage	13.45%		13.45%
Selling, general and administrative expenses	390,758	(106,765)	283,993
SG&A expenses as percentage of sales	16.65%		12.10%

Operating income (loss)	(75,192)	106,765	31,573
Operating income (loss) as percentage of sales	-3.20%		1.35%
Other income, net	4,658	—	4,658
Interest expense	(24,306)	—	(24,306)

Income (loss) before income taxes	(94,840)	106,765	11,925
Income tax provision (benefit)	(36,183)	41,016	4,833

Net income (loss)	($58,657)	$65,749	$7,092

Net earnings (loss) per share:
Basic	($0.49)	$0.55	$0.06

Diluted	($0.49)	$0.55	$0.06

Shares used to compute earnings (loss) per share:
Basic	119,419	119,419	119,419

Diluted	119,419	119,419	119,419

(1)	The results for the second quarter ended December 27, 2002 shown above include the impact of incremental special charges recorded in connection with cost cutting initiatives including severance costs, charges for consolidation of facilities and write-offs of certain capitalized IT-related initiatives. The special charges amounted to $106.8 million pre-tax (all of which is included in selling, general and administrative expenses), $65.7 million after-tax and $0.55 per diluted share.

SCHEDULE 6

AVNET, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PERCENTAGES AND PER SHARE DATA)

	FOURTH QUARTER ENDED JUNE 28, 2002 (1)

	REPORTED	SPECIAL	ADJUSTED
	RESULTS	ITEMS	RESULTS

Sales	$2,144,752	$—	$2,144,752
Cost of sales	1,862,105	(21,600)	1,840,505

Gross profit	282,647	(21,600)	304,247
Gross profit percentage	13.18%		14.19%
Selling, general and administrative expenses	336,074	(58,023)	278,051
SG&A expenses as percentage of sales	15.67%		12.96%

Operating income (loss)	(53,427)	79,623	26,196
Operating income (loss) as percentage of sales	-2.49%		1.22%
Other income, net	2,005	—	2,005
Interest expense	(26,451)	—	(26,451)

Income (loss) before income taxes	(77,873)	79,623	1,750
Income tax provision (benefit)	(16,472)	17,539	1,067

Net income (loss)	($61,401)	$62,084	$683

Net earnings (loss) per share:
Basic	($0.51)	$0.52	$0.01

Diluted	($0.51)	$0.52	$0.01

Shares used to compute earnings (loss) per share:
Basic	119,397	119,397	119,397

Diluted	119,397	119,397	119,397

(1)	The results for the fourth quarter shown above exclude the impact of incremental special charges related to the value of assets acquired in connection with the acquisition of Kent Electronics, which was accounted for as a “Pooling-of-Interests,” the impairment of investments in Internet-related businesses and severance costs. The special charges amounted to $79.6 million pre-tax ($21.6 million included in cost of sales and $58.0 million included in selling, general and administrative expenses), $62.1 million after tax and $0.52 per diluted share.

SCHEDULE 7

AVNET, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PERCENTAGES AND PER SHARE DATA)

	FOURTH QUARTER ENDED JUNE 29, 2001 (1)

	REPORTED	SPECIAL	ADJUSTED
	RESULTS	ITEMS	RESULTS

Sales	$2,537,755	$—	$2,537,755
Cost of sales	2,225,323	(80,596)	2,144,727

Gross profit	312,432	(80,596)	393,028
Gross profit percentage	12.31%		15.49%
Selling, general and administrative expenses	590,058	(246,889)	343,169
SG&A expenses as percentage of sales	23.25%		13.52%

Operating income (loss)	(277,626)	327,485	49,859
Operating income (loss) as percentage of sales	-10.94%		1.96%
Other income, net	8,397	—	8,397
Interest expense	(46,328)	—	(46,328)

Income (loss) before income taxes	(315,557)	327,485	11,928
Income tax provision (benefit)	(84,521)	90,793	6,272

Income (loss) from continuing operations	(231,036)	236,692	5,656
Loss from discontinued operations, net of tax	(5,111)	—	(5,111)

Net income (loss)	($236,147)	$236,692	$545

Net earnings (loss) per share:
Basic	($2.01)	$2.01	$0.00

Diluted	($2.01)	$2.01	$0.00

Shares used to compute earnings (loss) per share:
Basic	117,697	117,697	117,697

Diluted	117,697	117,697	117,697

(1)	The results for the fourth quarter shown above exclude the impact of incremental special charges related to the acquisition and integration of Kent Electronics, which was accounted for as a “Pooling-of-Interests,” and other integration, restructuring and cost cutting initiatives taken in response to business conditions. The special charges amounted to $327.5 million pre-tax ($80.6 million included in cost of sales and $246.9 million included in selling, general and administrative expenses), $236.7 million after-tax and $2.01 per diluted share.

SCHEDULE 8

AVNET, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PERCENTAGES AND PER SHARE DATA)

	THIRD QUARTER ENDED MARCH 31, 2000 (1)

	REPORTED	SPECIAL	ADJUSTED
	RESULTS	ITEMS	RESULTS

Sales	$2,884,498	$—	$2,884,498
Cost of sales	2,459,921	(1,496)	2,458,425

Gross profit	424,577	(1,496)	426,073
Gross profit percentage	14.72%		14.77%
Selling, general and administrative expenses	314,517	(13,327)	301,190
SG&A expenses as percentage of sales	10.90%		10.44%

Operating income	110,060	14,823	124,883
Operating income as percentage of sales	3.82%		4.33%
Other income, net	1,403	—	1,403
Interest expense	(29,203)	—	(29,203)

Income before income taxes	82,260	14,823	97,083
Income tax provision	34,755	5,946	40,701

Income from continuing operations	47,505	8,877	56,382
Loss from discontinued operations, net of tax	(971)	—	(971)

Net income	$46,534	$8,877	$55,411

Net earnings per share:
Basic	$0.41	$0.08	$0.49

Diluted	$0.41	$0.08	$0.49

Shares used to compute earnings per share:
Basic	112,351	112,351	112,351

Diluted	114,168	114,168	114,168

(1)	The results for the third quarter shown above exclude the impact of incremental special charges related to the (a) the integration Eurotronics BV and SEI Macro Group into EM EMEA; (b) the integration of JBA Computer Solutions into CM North America; and (c) costs related to the consolidation of EM’s European warehousing operations. The special charges amounted to $14.8 million pre-tax ($1.5 million included in cost of sales and $13.3 million included in selling, general and administrative expenses), $8.9 million after tax and $0.08 per diluted share.

SCHEDULE 9

AVNET, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PERCENTAGES AND PER SHARE DATA)

	SECOND QUARTER ENDED DECEMBER 31, 1999 (1)

	REPORTED	SPECIAL	ADJUSTED
	RESULTS	ITEMS	RESULTS

Sales	$2,276,245	$—	$2,276,245
Cost of sales	1,958,733	(10,291)	1,948,442

Gross profit	317,512	(10,291)	327,803
Gross profit percentage	13.95%		14.40%
Selling, general and administrative expenses	268,040	(17,739)	250,301
SG&A expenses as percentage of sales	11.78%		11.00%

Operating income	49,472	28,030	77,502
Operating income as percentage of sales	2.17%		3.40%
Other income, net	3,362	—	3,362
Interest expense	(20,309)	—	(20,309)

Income before income taxes	32,525	28,030	60,555
Income tax provision	14,944	10,457	25,401

Income from continuing operations	17,581	17,573	35,154
Income from discontinued operations, net of tax	1,235	—	1,235

Net income	$18,816	$17,573	$36,389

Net earnings per share:
Basic	$0.18	$0.16	$0.34

Diluted	$0.18	$0.16	$0.34

Shares used to compute earnings per share:
Basic	106,588	106,588	106,588

Diluted	107,833	107,833	107,833

(1)	The results for the second quarter shown above exclude the impact of incremental special charges related to the (a) the integration of Marshall Industries into the Company’s EM and AC operations; (b) the reorganization of the Company’s EM Asian operations; (c) costs related to the consolidation of the Company’s EM European warehousing operations; and (d) costs incurred in connection with certain litigation initiated by the Company. The special charges amounted to $28.0 million pre-tax ($10.3 million included in cost of sales and $17.7 million included in selling, general and administrative expenses), $17.6 million after tax and $0.16 per diluted share.

SCHEDULE 10

AVNET, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PERCENTAGES AND PER SHARE DATA)

	FIRST QUARTER ENDED OCTOBER 1, 1999 (1)

	REPORTED	SPECIAL	ADJUSTED
	RESULTS	ITEMS	RESULTS

Sales	$1,804,523	$—	$1,804,523
Cost of sales	1,542,880	—	1,542,880

Gross profit	261,643	—	261,643
Gross profit percentage	14.50%		14.50%
Selling, general and administrative expenses	207,730	(6,111)	201,619
SG&A expenses as percentage of sales	11.51%		11.17%

Operating income	53,913	6,111	60,024
Operating income as percentage of sales	2.99%		3.33%
Other income, net	2,595	—	2,595
Interest expense	(12,444)	—	(12,444)

Income before income taxes	44,064	6,111	50,175
Income tax provision	19,122	2,135	21,257

Income from continuing operations	24,942	3,976	28,918
Loss from discontinued operations, net of tax	(887)	—	(887)

Net income	$24,055	$3,976	$28,031

Net earnings per share:
Basic	$0.25	$0.04	$0.29

Diluted	$0.25	$0.04	$0.29

Shares used to compute earnings per share:
Basic	94,737	94,737	94,737

Diluted	95,455	95,455	95,455

(1)	The results for the first quarter shown above exclude the impact of incremental special charges related to the reorganization of the Company’s EM European operations. The special charges amounted to $6.1 million pre-tax (all of which is included in selling, general and administrative expenses), $4.0 million after tax and $0.04 per diluted share.

SCHEDULE 11

AVNET, INC.
PRO FORMA FINANCIAL STATEMENTS FOR SECOND QUARTER OF FISCAL 2001
AND COMPARATIVE ANNUALIZED EXPENSE REDUCTION — 2ND QUARTER FISCAL 2001 TO 4TH QUARTER FISCAL 2002
(THOUSANDS)

Second quarter of fiscal 2001 operating expenses, as reported		$351,632
Pro forma adjustments:
VEBA Group operating expenses from September 29, 2000 through acquisition date (1)		15,716
Remove amortization of goodwill (2)		(8,817)

Second quarter of fiscal 2001 operating expense, pro forma		$358,531
Second quarter of fiscal 2001 operating expense, pro forma and annualized		$1,434,124
Fourth quarter of fiscal 2002 operating expenses, excluding special charges (Schedule 6)	$278,051
Fourth quarter of fiscal 2002 operating expenses, excluding special charges and annualized		1,112,204

Annualized reduction in operating expenses since second quarter of fiscal 2001		$321,920

(1)	In October 2000, Avnet completed the acquisition of certain European operations of the VEBA Electronics Group consisting of (a) the Germany-headquartered EBV Group, including EBV Elektronik and WBC, and Atlas Services Europe and (b) the Germany-based RKE Systems (collectively, the “VEBA Group”). The results of operations of the VEBA Group are included in Avnet’s consolidated results of operations from the acquisition date forward. The pro forma adjustment noted above adds the VEBA Group’s estimated operating expenses for the period from the end of Avnet’s first quarter to the acquisition date in order to portray Avnet’s operating expenses as if the acquisition had occurred on the first day of the quarter.

(2)	Effective at the beginning of fiscal 2002, Avnet adopted Statement of Financial Accounting Standards No. 142 (“SFAS 142”), “Goodwill and Other Intangible Assets,” which requires, among other things, that goodwill no longer be amortized. The pro forma adjustment noted above removes $8.8 million of goodwill amortization costs from the reported operating expenses for the second quarter of fiscal 2001.

SCHEDULE 12

AVNET, INC.
OPERATING PROFIT (LOSS) MARGIN BY SEGMENT
BEFORE AND AFTER SPECIAL CHARGE ACTIVITY
(THOUSANDS EXCEPT PERCENTAGES)

	Second Quarter Ended December 27, 2002

	Including	Special	Excluding
	Special Charges	Charges	Special Charges

Sales
EM	$1,204,074	$—	$1,204,074
CM	682,910	—	682,910
AC	459,681	—	459,681
Corp.	—	—	—

Avnet, Inc.	$2,346,665	$—	$2,346,665
Operating income (loss)
EM	$(61,585)	$84,096	$22,511
CM	(3,043)	19,103	16,060
AC	3,393	2,209	5,602
Corp.	(13,957)	1,357	(12,600)

Avnet, Inc.	$(75,192)	$106,765	$31,573
Operating income (loss) margin
EM	-5.11%		1.87%
CM	-0.45%		2.35%
AC	0.74%		1.22%
Corp.	N/A		N/A
Avnet, Inc.	-3.20%		1.35%

	Fourth Quarter Ended June 28, 2002

	Including	Special	Excluding
	Special Charges	Charges	Special Charges

Sales
EM	$1,216,640	$—	$1,216,640
CM	570,846	—	570,846
AC	357,266	—	357,266
Corp.	—	—	—

Avnet, Inc.	$2,144,752	$—	$2,144,752
Operating income (loss)
EM	$5,268	$12,811	$18,079
CM	(12,366)	31,336	18,970
AC	(3,372)	1,191	(2,181)
Corp.	(42,957)	34,285	(8,672)

Avnet, Inc.	$(53,427)	$79,623	$26,196
Operating income (loss) margin
EM	0.43%		1.49%
CM	-2.17%		3.32%
AC	-0.94%		-0.61%
Corp.	N/A		N/A
Avnet, Inc.	-2.49%		1.22%

SCHEDULE 12
(continued)

AVNET, INC.
OPERATING PROFIT (LOSS) MARGIN BY SEGMENT
BEFORE AND AFTER SPECIAL CHARGE ACTIVITY
(THOUSANDS EXCEPT PERCENTAGES)

	Fourth Quarter Ended June 29, 2001

	Including	Special	Excluding
	Special Charges	Charges	Special Charges

Sales
EM	$1,553,866	$—	$1,553,866
CM	619,738	—	619,738
AC	364,151	—	364,151
Corp.	—	—	—

Avnet, Inc.	$2,537,755	$—	$2,537,755
Operating income (loss)
EM	$(55,448)	$96,912	$41,464
CM	(2,350)	17,062	14,712
AC	11,950	5,000	16,950
Corp.	(231,778)	208,511	(23,267)

Avnet, Inc.	$(277,626)	$327,485	$49,859
Operating income (loss) margin
EM	-3.57%		2.67%
CM	-0.38%		2.37%
AC	3.28%		4.65%
Corp.	N/A		N/A
Avnet, Inc.	-10.94%		1.96%

	Year Ended June 28, 2002

	Including	Special	Excluding
	Special Charges	Charges	Special Charges

Sales
EM	$4,841,923	$—	$4,841,923
CM	2,399,246	—	2,399,246
AC	1,679,079	—	1,679,079
Corp.	—	—	—

Avnet, Inc.	$8,920,248	$—	$8,920,248
Operating income (loss)
EM	$9,895	$12,811	$22,706
CM	31,603	31,336	62,939
AC	41,665	1,191	42,856
Corp.	(86,148)	34,285	(51,863)

Avnet, Inc.	$(2,985)	$79,623	$76,638
Operating income (loss) margin
EM	0.20%		0.47%
CM	1.32%		2.62%
AC	2.48%		2.55%
Corp.	N/A		N/A
Avnet, Inc.	-0.03%		0.86%

SCHEDULE 13

AVNET, INC.
GROSS PROFIT MARGINS
BEFORE AND AFTER SPECIAL CHARGE ACTIVITY
(THOUSANDS EXCEPT PERCENTAGES)

		Gross Profit				Gross profit margin percentages

	Sales	As reported	Special Charges		Adjusted	As reported	Adjusted

Quarter ended September 27, 2002	2,173,890	297,619	—		297,619	13.69%	13.69%
Quarter ended June 28, 2002	2,144,752	282,647	21,600	(1)	304,247	13.18%	14.19%
Quarter ended March 29, 2002	2,214,451	310,988	—		310,988	14.04%	14.04%
Quarter ended December 28, 2001	2,359,850	318,617	—		318,617	13.50%	13.50%
Quarter ended September 28, 2001	2,201,195	310,562	—		310,562	14.11%	14.11%

Totals for five quarters ended
September 27, 2002	11,094,138	1,520,433	21,600		1,542,033	13.70%	13.90%
Quarter ended June 29, 2001	2,537,755	312,432	80,596	(2)	393,028	12.31%	15.49%
Quarter ended March 30, 2001	3,457,170	522,760	—		522,760	15.12%	15.12%
Quarter ended December 29, 2000	3,630,494	542,761	—		542,761	14.95%	14.95%
Quarter ended September 29, 2000	3,188,591	487,573	—		487,573	15.29%	15.29%
Quarter ended June 30, 2000	2,949,777	441,054	—		441,054	14.95%	14.95%
Quarter ended March 31, 2000	2,884,498	424,577	1,496	(3)	426,073	14.72%	14.77%

Totals for six quarters ended June 29, 2001	18,648,285	2,731,157	82,092		2,813,249	14.65%	15.09%

(1)	See Schedule 6 for discussion of special charges

(2)	See Schedule 7 for discussion of special charges

(3)	See Schedule 8 for discussion of special charges

SCHEDULE 14

AVNET, INC.
PRO FORMA DEBT REDUCTION
ASSUMING DRAWINGS ON ACCOUNTS RECEIVABLE SECURITIZATION PROGRAM AS DEBT
(THOUSANDS)

Debt at December 29, 2000	$3,323,287
Drawings under accounts receivable securitization at December 29, 2000 (1)	—

Pro forma debt at December 29, 2000		3,323,287
Debt at September 27, 2002	1,633,757
Drawings under accounts receivable securitization at September 27, 2002 (1)	100,000

Pro forma debt at September 27, 2002		1,733,757

Reduction in debt, including accounts receivable securitization — December 29, 2000 to September 27, 2002		$1,589,530

Debt at December 27, 2002	1,390,355
Drawings under accounts receivable securitization at December 27, 2002 (1)	50,000

Pro forma debt at December 27, 2002		$1,440,355

Reduction in debt, including accounts receivable securitization — December 29, 2000 to December 27, 2002		$1,882,932

(1)	Avnet has an accounts receivable securitization program whereby it sells an interest in a pool of its trade accounts receivable. The purpose of the program is to provide Avnet with an additional source of liquidity at interest rates more favorable than it could receive through other forms of financing. At December 27, 2002, September 27, 2002 and December 29, 2000, the Company had sold $50.0 million, $100.0 million and $0, respectively, of receivables under the program. This is reflected as a reduction of receivables, with the proceeds used to pay down debt, in the Company’s consolidated balance sheets.

SCHEDULE 15

AVNET, INC.
PRO FORMA FINANCIAL STATEMENTS FOR SECOND QUARTER OF FISCAL 2001
AND COMPARATIVE ANNUALIZED EXPENSE REDUCTION — 2ND QUARTER FISCAL 2001 TO 2ND QUARTER FISCAL 2003
(THOUSANDS)

Second quarter of fiscal 2001 operating expenses, as reported	$351,632
Pro forma adjustments:
VEBA Group operating expenses from September 29, 2000 through acquisition date (1)	15,716
Remove amortization of goodwill (2)	(8,817)

Second quarter of fiscal 2001 operating expense, pro forma		$358,531
Second quarter of fiscal 2003 operating expenses, excluding special charges (Schedule 5)	$283,993
Pro forma adjustment:
Adjustment to exclude the impact of changes in foreign currency exchange rates from 2nd quarter of fiscal 2001 to the 2nd quarter of fiscal 2003	(14,424)

Second quarter of fiscal 2003 operating expenses, pro forma		269,569

Pro forma reduction in quarterly operating expenses		$88,962

(1)	In October 2000, Avnet completed the acquisition of certain European operations of the VEBA Electronics Group consisting of (a) the Germany-headquartered EBV Group, including EBV Elektronik and WBC, and Atlas Services Europe and (b) the Germany-based RKE Systems (collectively, the “VEBA Group”). The results of operations of the VEBA Group are included in Avnet’s consolidated results of operations from the acquisition date forward. The pro forma adjustment noted above adds the VEBA Group’s estimated operating expenses for the period from the end of Avnet’s first quarter to the acquisition date in order to portray Avnet’s operating expenses as if the acquisition had occurred on the first day of the quarter.

(2)	Effective at the beginning of fiscal 2002, Avnet adopted Statement of Financial Accounting Standards No. 142 (“SFAS 142”), “Goodwill and Other Intangible Assets,” which requires, among other things, that goodwill no longer be amortized. The pro forma adjustment noted above removes $8.8 million of goodwill amortization costs from the reported operating expenses for the second quarter of fiscal 2001.

Item 7. Financial Statements and Exhibits.

(a)	Inapplicable

(b)	Inapplicable

(c)	Exhibits: none

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC.
(Registrant)

Date: July 30, 2003	By:	/s/ Raymond Sadowski

Raymond Sadowski
Senior Vice President and
Chief Financial Officer